BAUDAX BIO Corporate Presentation May 2023 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Baudax Bio’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal,” “intend,” and “expect,” and similar expressions, as they relate to Baudax Bio or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Baudax Bio as of the date of publication on this internet site and are subject to a number of risks, uncertainties, and other factors that could cause Baudax Bio’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to market and other conditions, the ongoing economic and social consequences of the COVID-19 pandemic, including on Baudax Bio’s supply chain and labor force, Baudax Bio’s ability to advance its current product candidate pipeline through pre-clinical studies and clinical trials, Baudax Bio’s ability to raise future financing for continued development of its product candidates such as BX1000, BX2000 and BX3000, Baudax Bio’s ability to pay its debt and satisfy conditions necessary to access future tranches of debt, Baudax Bio’s ability to comply with the financial and other covenants under its credit facility, Baudax Bio’s ability to manage costs and execute on its operational and budget plans, Baudax Bio’s ability to achieve its financial goals; Baudax Bio’s ability to maintain listing on the Nasdaq Capital Market, and Baudax Bio’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect Baudax Bio’s business and future results included in Baudax Bio’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to Baudax Bio, and Baudax Bio assumes no obligation to update any forward-looking statements except as required by applicable law.

Investor Highlights Addressing an estimated $4 billion global opportunity in growing acute care neuromuscular blocking agents (NMBs) segment Clinical stage NMB assets offer potential for improved patient management, cost reduction for procedures requiring NMBs BX1000 key data readouts reported in 1H 2023 Top Line, unblinded positive study results for Phase 2 BX2000 Update Dose escalation study in healthy volunteers continues through cohort 3 BX3000 key events IND filing for NMB reversal agent anticipated late summer 2023 Global Commercial rights to NMBs and proprietary reversal agent. Experienced leadership with history of successful approvals and commercialization

Our Team Significant drug development and commercial assessment expertise Gerri Henwood President & CEO Founder, President, CEO Recro President of Malvern Consulting Group Founder, Pres., CEO Auxilium Founder, CEO IBAH (NASDAQ listed CRO) >10 years at SK&F (now GSK) Mike Choi Finance VP Finance, Recro VP Finance, Auxilium VP Finance, IBAH Randall Mack EVP, Development & Operations EVP Development, Recro VP Development & Operations, Adolor VP Development, Auxilium Director Venture Development, Abbott Labs (now Abbie) Jillian Dilmore Corporate Controller Director of Accounting, Recro Assistant Controller, Royal DSM Senior Auditor, Deloitte & Touche Diane Myers SVP Regulatory & Quality SVP Regulatory & Quality, Recro SVP Regulatory Affairs & Quality Assurance, MCG VP Regulatory Affairs & Quality, Auxilium >15 years at GSK Stewart Mc Callum, MD EVP, Medical Affairs EVP Medical Affairs, Recro Medical Director, GSK Assistant Professor of Urology Stanford University Staff Surgeon, Stanford University & Palo Alto VA Medical Center

Neuromuscular Blockers and Reversal Agent

NMB Overview Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients Used in the operating room/ASC to optimize surgical conditions Additional use in ICU to facilitate mechanical ventilation Procedural use increasing with growth of laparoscopic abdominal procedures 1. IMS, MIDAS 2010. NMB = Neuromuscular blocking agents * Based on extrapolations from dose escalation study in volunteers and on pre-clinical pharmacology data in animals ~400 million patients receive NMB agents annually1

Limitations of Current Standard of Care Agent Type Characteristics Products Limitations Depolarizing Open receptor channels similar to acetylcholine Succinylcholine Malignant hyperthermia Fasciculations – micro contractions Hyperkalemia – high potassium levels Anaphylaxis - Residual neuromuscular blockade Non-Depolarizing Create neuromuscular blockade by competing with acetylcholine at neuromuscular junction Rocuronium (largest usage) Vecuronium (and similar substituents) Anaphylaxis Residual neuromuscular blockade Not ideally suited to Rapid Sequence Intubation

Limitations of Current Standard of Care (continued) Agent Type Characteristics Products Limitations Reversal Agents Cyclodextrin which chelates the NMB The only selective relaxant binding agent in routine clinical use Sugammadex (Bridion® - Merck, $1.6B) Dose will vary by time of administration relative to time of NMB administration to dose of NMB given Faster recovery than neostigmine as evidenced by numerous studies Anaphylaxis, hypersensitivity reactions seen in some Sugammadex patient and healthy volunteers Current Standard Blocks pseudocholinesterase A type of “nerve agent” Neostigmine (generic) Indirect, not direct, so not as quick Anticholinesterases act indirectly by increasing acetylcholine in neuromuscular junctions Requires an antimuscarinic product (atropine, scopolamine) to be administered to prevent excessive secretions

Portfolio offers potential to improve patient management Rapid onset/offset may increase procedure capacity, reduce costs BX1000 BX2000 BX3000 AGENT Intermediate duration of action (est. 30-45 mins) Ultra short acting (est. 10-15 mins) Rapid offset (2-5 min) Rapid onset Predictable offset without reversal Rapid onset Predictable offset without reversal Specific for BX1000 and BX2000. Rapid Chemical reversal of neuromuscular blockade from any depth. Predictable dosing for rapid reversal DURATION OF ACTION TARGET PROFILE

BX1000 Phase 2 Study BDX-22-006 A Phase 2, Randomized, Double-Blind, Active-Controlled, Evaluation of Intubation Conditions Following BX1000 or Rocuronium in Subjects Undergoing Surgery Primary Outcomes Assessment of Intubation Time Frame within 2 minutes after administration Conditions (Poor, Good, Excellent) Following Administration Secondary Outcomes Safety, tolerability, onset/recovery of NM blockade Single Center N=80 Subjects undergoing hernia repair & other surgeries 4 Treatment groups (n=20/group) BX1000 0.15mg/kg BX1000 0.25 mg/kg BX1000 0.35 mg/kg Rocuronium: 0.6 mg/kg

Study BDX-22-006 - Objectives To evaluate the intubating conditions at 60, 90 or 120 seconds after administration of BX1000 or Rocuronium To evaluate the safety and tolerability of BX1000 To evaluate the neuromuscular blocking (NMB) profile of BX1000

Study BDX-22-006 – Design Phase 2 randomized, double blinded, active-controlled study 4 Treatment groups (n=20/group) - Single bolus dose of BX1000: - 0.15 mg/kg - 0.25 mg/kg - 0.35 mg/kg - Single bolus dose of Rocuronium: 0.6 mg/kg Patients undergoing hernia repair and other elective surgeries Efficacy evaluation at 60, 90 and 120 seconds

FDA Required Primary Efficacy Endpoint Criteria Acceptable Unacceptable Excellent Good Poor Vocal cord position Adducted Intermediate Closed/Adducted Vocal cord movement None Moving Closing Ease of laryngoscopy* Easy Fair Difficult Airway reaction None Diaphragm Sustained>10s Limb movement None Slight Vigorous Proportion of subjects with Excellent or Good intubating conditions at 60 seconds after NMB administration Viby-Mogensen 1996 Scoring Intubation conditions Excellent: All qualities are excellent Good: All qualities are either excellent or good Poor: The presence of a single quality listed under “poor” *Ease of Laryngoscopy - Easy: Jaw relaxed, no resistance to blade in the course of laryngoscopy - Fair: Jaw not fully relaxed, slight resistance to blade - Difficult: Poor jaw relaxation, active resistance of the patient to laryngoscopy

Study BDX-22-006 Demographics   Rocuronium BX1000     0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total   (N=20) (N=20) (N=20) (N=20) (N=80) Subjects dosed n (%) 20 (100.0) 20 (100.0) 20 (100.0) 20 (100.0) 80 (100.0) Subjects in Efficacy Evaluation n (%) 19 (95.0* 20 (100.0) 20 (100.0) 20 (100.0) 79 (97.5) Mean Age (yrs) 37 38.2 40.5 39.5 38.8 n (%) Female 18 (90.0) 13 (65.0) 13 (65.0) 15 (75.0) 59 (73.8) Race, n (%)           White 19 (95.0) 19 (95.0) 20 (100.0) 19 (95.0) 19 (95.0) Black or African American 1 (5.0) -- -- 1 (5.0) 2 (2.5) Multiple -- 1 (5.0) -- -- 1 (1.3) Mean Baseline BMI (kg/m2) 26.1 28.2 26.2 25.9 26.6 *1 Subject experienced a delay in intubating condition assessments due to issues with the endotracheal tube

Study BDX-22-006 – Primary Endpoint Intubating Conditions at 60 seconds *1 Subject experienced a delay in intubating condition assessments at 60, 90, and 120 seconds after NMB administration due to issues with the endotracheal tube, and therefore not included in the efficacy analyses n (%) of Subjects   Rocuronium BX1000     0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total   (N=19) (N=20) (N=20) (N=20) (N=79) Excellent or Good 19 (100.0) 20 (100.0) 20 (100.0) 20 (100.0) 79 (100.0) Poor -- -- -- -- -- Not Done 1* -- -- -- --

Study BDX-22-006 Adverse Events - ≥5% of Total Population No SAEs have been reported for any treatment group at this time n (%) of Subjects   Rocuronium BX1000     0.6 mg/kg 0.15 mg/kg 0.25 mg/kg 0.35 mg/kg Total Preferred Term (N=20) (N=20) (N=20) (N=20) (N=80) Subjects with >=1 TEAE 12 (60.0) 11 (55.0) 9 (45.0) 9 (45.0) 41 (51.3) Nausea 5 (25.0) 5 (25.0) 2 (10.0) 2 (10.0) 14 (17.5) Hypotension 2 (10.0) 2 (10.0) 2 (10.0) 3 (15.0) 9 (11.3) Constipation 1 (5.0) 1 (5.0) 2 (10.0) 2 (10.0) 6 (7.5) Hypoxia 1 (5.0) 1 (5.0) 2 (10.0) 1 (5.0) 5 (6.3) Vomiting 1 (5.0) 2 (10.0) 1 (5.0) -- 4 (5.0) Rash 3 (15.0) -- 1 (5.0) -- 4 (5.0)

Evaluate the safety and tolerability of single ascending doses of BX2000 Characterize the pharmacokinetics Evaluate the neuromuscular blocking profile Each cohort’s data reviewed by a safety committee (to confirm the decision to dose escalate to next highest dose) BX2000 Phase 1 Trial Phase 1, double-blind, placebo-controlled, single dose escalation First in human use N=~80 Active to placebo ratio (6:2) 10 cohorts 0.02 mg/kg to 0.64 mg/kg Anticipate enrollment ~7 cohorts BDX-20-004 Objectives Dose Range

BX3000 IND Enabling Studies GLP formulation production completed Available December 2022 Non-clinical Studies initiated December 2022 Dose finding studies Q1 GLP Studies initiate dosing in Q1 (US, Canada, UK & China) IND Filing Anticipated late Summer 2023

Pipeline 2023 Catalysts to inform development priorities Top-Line Data reported/Q2 2023 Last Patient Dosed/end ‘23/early ‘24 NEUROMUSCULAR BLOCKING AGENTS (NMBs) IV Intermediate-action (BX1000) IV Ultra-short action (BX2000) NMB REVERSAL (ANESTHESIA) BX3000 Pre-clinical Phase 1 Phase 2 Phase 2 Milestones IND late Summer 2023

Recent Financing Cash & Cash Equivalent as of 12/31/22: $5.3 million Gross Proceeds from December 2022 Public Offering Proceeds to be used for working capital, pipeline development, general corporate purposes Raised in early January 2023 through warrant exercise $5 Million $4.3 Million Gross Proceeds from May 2023 Public Offering $4 Million

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